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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): September 22, 1998





                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    333-43091                 13-3836437
----------------------------        -------------            -------------------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)



  245 Park Avenue
  New York, New York                                           10167
----------------------                                       ----------
 (Address of Principal                                       (Zip Code)
   Executive Offices)


Registrant's telephone number, including area code (212) 272-4095
                                                   ----- --------

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Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

     In connection with the proposed offering of the Champion Home Equity Loan Trust 1998-1 Home Equity Loan Asset-Backed Certificates, Series 1998-1, Class A-1 and Class A-2 Certificates (the "Certificates"), Bear, Stearns & Co. Inc. and Key Capital Markets, Inc., as the underwriters (the "Underwriters") have prepared certain materials (the "Series Term Sheet" including the "Computational Materials") for distribution to their potential investors. Bear Stearns Asset Backed Securities, Inc. did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the mortgage loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Series Term Sheet including Computational Materials distributed by Bear, Stearns & Co. Inc. and Key Capital Markets, Inc. are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.


Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1      The  Series   Term  Sheet   including   Computational   Materials
               distributed by Bear Stearns & Co. Inc., filed on Form 8-K dated September 22, 1998.

     99.2      The  Series   Term  Sheet   including   Computational   Materials
               distributed by Key Capital Markets, Inc., filed on Form 8-K dated September 22, 1998.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BEAR STEARNS ASSET BACKED
                                          SECURITIES, INC.



                                        By:  /s/ Matthew E. Perkins
                                             --------------------------
                                             Name:   Matthew E. Perkins
                                             Title:  Vice President


Dated:  September 24, 1998


Exhibit Index
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Exhibit                                                              Page
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99.1      The Series Term Sheet including Computational
          Materials distributed by Bear Stearns & Co. Inc., filed on Form 8-K dated September 22, 1998

99.2      The Series Term Sheet including Computational
          Materials distributed by Key Capital Markets, Inc., filed on Form 8-K dated September 22, 1998